                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 23, 2001
                                                  -----------------------------


                            JDA Software Group, Inc.
     ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                     0-27876                86-0787377
----------------------------          -----------            -------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


14400 N. 87th Street, Scottsdale, Arizona                        85260-3649
-----------------------------------------                        ----------
 Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (602) 404-5500
                                                    ---------------------------


          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 5, 2001, JDA Software Group, Inc. ("JDA") completed the acquisition of certain assets of Zapotec Software, Inc. ("Zapotec") for $1,250,000 million in cash, and assumed certain trade and other liabilities and specific acquisition related liabilities for consulting and maintenance commitments under assumed contracts. Zapotec's primary product, ProMax, is an integrated software solution that enables retailers, suppliers and distributors to manage their trade allowance and promotional programs by automating the contract fulfillment, claim generation and accounts receivable process.

         In addition to ProMax, JDA acquired Zapotec's Ad Plan application. Currently in development, Ad Plan is designed to be a vertical Web portal that will integrate advertising and promotional planning and enable collaborative budgeting, secondary research, media buying merchandise content and trade allowance tracking among a community of resellers, suppliers, advertising agencies and media companies.

         The purchase price was determined through arms-length negotiations between the parties and was paid from JDA's immediately available cash funds. JDA paid $804,335 of the purchase price at closing and withheld the remaining $445,665, pursuant to the terms of the agreement, pending Zapotec's satisfaction of certain indemnification, payroll-related and third-party contractual obligations. Prior to the acquisition, there were no material relationships between JDA and Zapotec, nor any of their officers, directors, or affiliates. The acquisition will be accounted for as a purchase.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Financial statements for the business acquired as described in
Item 2 above will be filed by the required date by amendment to this Form 8-K/A.

         (b)      Pro forma financial information.

                  Pro forma financial information reflecting the effect of the business acquired as described in Item 2 above will be filed by the required date by amendment to this Form 8-K/A.

         (c)      Exhibits.

                Exhibit No.                          Description
                -----------                          -----------
                  2.1*                  Asset Purchase Agreement dated as of
                                        February 5, 2001, by and among JDA
                                        Software Group, Inc. and Zapotec
                                        Software, Inc. and certain shareholders
                                        of Zapotec Software, Inc.

                  99.1*                 Press release issued February 5, 2001.

* Incorporated by reference to the same numbered Exhibit to the Company's current report on Form 8-K dated February 5, 2001, filed with the Securities and Exchange Commission on February 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDA Software Group, Inc.

Date: February 23, 2001                By:  /s/ Kristen Magnuson
                                            -----------------------------------
                                            Kristen L. Magnuson
                                            Senior Vice President and Chief
                                            Financial Officer